BellSouth Corporation
(Amounts in millions) (unaudited)

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Cingular Wireless - (Pro Forma Combined Statements of Income - Normalized)
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In October 2000,  BellSouth combined  substantially all of its domestic wireless operations with those of SBC Communications to form Cingular Wireless. In the following table, we present 100% Cingular Pro Forma Income and Operating data. We believe that this presentation provides meaningful comparative information for existing operations; we cannot, however, assure you that the amounts shown below would have been achieved if Cingular had actually been in operation during the periods presented.



                                                 Quarter Ended
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                                             3/31/01   3/31/00   % Change
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Operating Revenues
      Service Revenues                        $3,065   $2,669      14.8%
      Equipment Revenues                         268      240      11.7%
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           Total Operating Revenues            3,333    2,909      14.6%
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Operating Expenses
      Operational and Support                  2,361    1,976      19.5%
      Depreciation and Amortization              474      495      (4.2%)
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           Total Operating Expenses            2,835    2,471      14.8%
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Operating Income                                 498      438      13.6%
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Interest Expense                                 207      214      (3.2%)
Other Income (Expense), Net                       53      (26)       N/M
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Income Before Income Tax                         344      198      73.6%
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Selected Financial and Operating Data
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                                                Quarter Ended
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                                             3/31/01   3/31/00   % Change
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EBITDA                                           $972     $933       4.2%
EBITDA margin (1)                               31.7%    35.0%    -330bps
Total Cellular/PCS Customers (000)             20,535   17,294      18.7%
Net Customer Additions - Cellular/PCS (000)       854      695      22.9%
Wireless Service ARPU - Cellular/PCS (2)       $50.32   $52.24      (3.7%)
POPs - Cellular/PCS                               192      192       0.0%
Penetration - Cellular/PCS                      10.7%     9.0%    +170bps
Total Cingular Interactive
  Customers (000)                                 657      302     117.8%
Net Customers  Additions - Cingular
  Interactive (000)                                84       79       5.2%
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Notes:
    1 EBITDA margin denominator includes Wireless Service Revenues only
    2 ARPU excludes Cingular Interactive


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BellSouth Corporation
Cingular Wireless
Pro Forma Consolidated Balance Sheet
Dollars in millions
Unaudited
                                                              As of
                                                             3/31/01
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Assets
Current Assets
     Cash and cash equivalents                                 163
     Accounts receivable - net of allowances for
        uncollectibles                                       1,523
     Inventory                                                 206
     Prepaid expenses and other current assets                 129
         Total current assets                                2,021
Property, Plant and Equipment - Net                          8,505
Intangible Assets - Net                                      8,985
Other Assets                                                   611
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         Total Assets                                       20,122
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Liabilities and Partners' Equity
Current Liabilities
     Debt maturing within one year                             816
     Accounts payable and accrued liabilities                2,887
         Total current liabilities                           3,703
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Long-Term Debt to Affiliates                                 9,876
Long-Term Debt to External Parties                             867

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Deferred Credits and Other Noncurrent Liabilities
     Deferred income taxes                                     187
     Minority interest                                         572
     Other noncurrent liabilities                              193
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         Total deferred credits and other noncurrent
            liabilities                                        952
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Partners' Capital                                            4,724
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         Total Liabilities and Partners' Capital            20,122
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